1919 Maryland Tax-Free Income Fund
Class A (LMMDX)
Class C (LMMCX)
Class I (LMMIX)
Class FI (—)*

Summary Prospectus
April 30, 2022
www.1919funds.com
*As of the date of this Summary Prospectus, Class FI shares are not available for purchase.

Before you invest, you may want to review the 1919 Maryland Tax-Free Income Fund (the “Maryland Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2022 are incorporated by reference into this Summary Prospectus. You can find the Maryland Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Maryland Fund online at www.1919funds.com. You can also get this information at no cost by calling 1-844-828-1919 or by sending an e-mail request to information@1919funds.com.
1919 Maryland Tax-Free Income Fund
Investment Objective
The 1919 Maryland Tax-Free Income Fund (the “Maryland Fund”) seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.
Fees and Expenses of the Maryland Tax-Free Income Fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Maryland Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the 1919 Investment Counsel, LLC (“1919ic” or the “Adviser”) family of funds. More information about these and other discounts is available from your financial intermediary banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries) (each called a “Financial Intermediary”), in the Prospectus on page 42 under the heading “Sales Charges,” in Appendix A to the Prospectus – Financial Intermediary Sales Charge Variations, and in the Maryland Fund’s statement of additional information (the “SAI”) on page 88 under the heading “Sales Charge Waivers and Reductions.”

Shareholder Fees (paid directly from your investment)
	Class A	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	1.00%¹	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI2	Class I
Management fees	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.15%	0.70%	0.25%	None
Other expenses	0.38%	0.36%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.08%	1.61%	1.19%	0.94%
Fees waived/expenses reimbursed[3]	-0.33%	-0.31%	-0.34%	-0.34%
Total Annual Fund Operating Expenses after waiving fees/reimbursing expenses	0.75%	1.30%	0.85%	0.60%
1Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “Contingent Deferred Sales Charges” section on page 46 of the Prospectus.
2Expenses are based on estimated amounts for the current fiscal year.
31919ic has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, front-end or contingent deferred sales charges, portfolio transaction expenses, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares, and 0.60% for Class I shares (the “expense caps”), subject to recapture as described below. This arrangement will remain in effect through at least April 30, 2023. After that date, the arrangement may be terminated or amended at any time by the Board of Trustees (the “Board”) of Trust for Advised Portfolios upon 60 days’ notice to 1919ic or by 1919ic with consent of the Board. 1919ic may be permitted to recapture amounts waived and/or reimbursed to a class within three years after 1919ic waived the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will 1919ic recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding (after the recoupment amount has been taken into account) the lower of: (1) the applicable expense cap at the time of the waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture.
Example
This example is intended to help you compare the cost of investing in the Maryland Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Maryland Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and the Maryland Fund’s operating expenses remain the same (taking into account the expense caps that are in place through April 30, 2023) and that you reinvest all distributions and dividends without a sales charge.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$498	$725	$969	$1,668
Class C (with redemption at end of period)	$232	$478	$847	$1,885
Class C (without redemption at end of period)	$132	$478	$847	$1,885
Class FI (with or without redemption at end of period)	$87	$344	$622	$1,413
Class I (with or without redemption at end of period)	$61	$266	$487	$1,124

Portfolio turnover The Maryland Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate indicates higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Maryland Fund’s performance. During the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Maryland Fund invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal and Maryland state and local income taxes. Securities considered for investment must be investment grade (that is securities rated in the Baa/BBB categories or above, or if unrated, determined to be of comparable credit quality by the Adviser). The Maryland Fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. Under normal circumstances, the Maryland Fund will invest at least 80% of its net assets in municipal obligations, the interest of which is exempt from Maryland state and local taxes and is not considered an item of tax preference for the purpose of the federal alternative minimum tax which is only applicable to non-corporate taxpayers.
The Maryland Fund may invest in securities of any maturity. The portfolio managers anticipate that the dollar‑weighted average maturity for the Maryland Fund will be in the long-intermediate-term to long-term range (generally from 7 to 20 years) although, at times, depending on the portfolio managers’ market outlook, the average maturity may be somewhat longer or shorter than this. The tax consequences of trading activity are always considered.
The portfolio managers analyze each sector and issuer under consideration for the portfolio to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings.
Securities may be sold because their credit fundamentals have changed or in order to buy a security that the portfolio managers believe will produce greater risk-adjusted returns.
The Maryland Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the Maryland Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Maryland Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the Maryland Fund might not make use of all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.
Principal Risks
Risk is inherent in all investing. There is no assurance that the Maryland Fund will meet its investment objective. The value of your investment in the Maryland Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Maryland Fund or your investment may not perform as well as other similar investments. An investment in the Maryland Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Maryland Fund.

Credit risk. If an issuer or guarantor of a security held by the Maryland Fund or a counterparty to a financial contract with the Maryland Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. The Maryland Fund may invest a significant portion of its assets in securities that are not general obligations of a state. These may be issued by local governments or public authorities and may vary significantly from the state’s general obligations. They may also not be backed by the taxing power of the government unit that issued them.
Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Maryland Fund may experience a substantial or complete loss on an individual security.
Illiquid investment risk. Some securities held by the Maryland Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Maryland Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
Market and interest rate risk. The market prices of the Maryland Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Maryland Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Maryland Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Maryland Fund and adversely affect the net asset value (“NAV”) of its shares.
Maryland municipal securities risk. The Maryland Fund focuses its investments on Maryland municipal securities and may be affected significantly by adverse economic or political developments or other events affecting Maryland obligors. Also, the Maryland Fund may be more volatile than a more geographically diverse fund.
Municipal securities risk. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In addition, some local jurisdictions have invested heavily in derivative instruments and may hold portfolios of uncertain valuation. These developments could reduce the value of all municipal securities or the securities of particular issuers or reduce the attractiveness of investing in municipal instruments as compared to taxable instruments. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Non-diversification risk. To the extent the Maryland Fund invests its assets in a smaller number of issuers, the Maryland Fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Portfolio selection risk. The value of your investment may decrease if the Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, or region, or about interest rates is incorrect.
Recent market events risk. Periods of market volatility may occur in response to pandemics, acts of war, or events affecting global markets. These types of events could adversely affect the Maryland Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. The extent to which COVID-19 may negatively affect the Maryland Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Maryland Fund’s performance and the value of an investment in the Maryland Fund, even if the Maryland Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Sector focus risk. The Maryland Fund may focus a significant portion of its investments in a single sector of the municipal securities market. In doing so, the Maryland Fund is more susceptible to factors adversely affecting that sector than would be a fund not following this practice. In addition, the Maryland Fund may invest in securities issued by hospitals and other healthcare providers. Pressure to reduce expenses and to limit lengths of stay and significant changes in federal healthcare policies may adversely affect the financial health of some hospitals.
Tax risk. The income on the Maryland Fund’s municipal securities could become subject to regular federal income or Maryland state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. The Maryland Fund may not be a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.
Valuation risk. The sales price the Maryland Fund could receive for any particular portfolio investment may differ from the Maryland Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the Maryland Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Maryland Fund had not fair-valued the security or had used a different valuation methodology.
These risks are discussed in more detail later in this Prospectus or in the SAI.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Maryland Fund. The bar chart shows changes in the Maryland Fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the Maryland Fund that has been in operation for at least one full calendar year and also compares the Maryland Fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Maryland Fund makes updated performance information available at www.1919funds.com or by calling the Maryland Fund at 1-844-828-1919.
The performance of shares of the Maryland Fund for the period prior to November 7, 2014, reflects the performance of the Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “Predecessor Fund”). The Maryland Fund acquired the assets and assumed the liabilities of the Predecessor Fund, which had used substantially similar investment strategies and had the same portfolio management team. At completion of the reorganization on November 7, 2014, Class A, Class C, and Class I of the Maryland Fund assumed the performance, financial and other historical information of the Predecessor Fund’s corresponding class of shares.
Past performance (before and after taxes) is not necessarily an indication of how the Maryland Fund will perform in the future. Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.
Calendar Year Total Return as of December 31,

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	03/31/2014	2.26%
Lowest Return Quarter	06/30/2013	-2.43%

Average Annual Total Returns (for periods ended December 31, 2021)
	1 year	5 years	10 years
Class A
Return before taxes	-3.67%	1.41%	1.88%
Return after taxes on distributions	-3.68%	1.40%	1.86%
Return after taxes on distributions and sale of fund shares	-1.62%	1.61%	2.08%
Other Classes (Return before taxes only)
Class C	-0.94%	1.74%	1.75%
Class I	0.83%	2.45%	2.48%
Bloomberg U.S. Municipal Index (reflects no deduction for fees, expenses or taxes)	1.52%	4.17%	3.72%
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment adviser: 1919 Investment Counsel, LLC.
Portfolio managers: Mr. R. Scott Pierce, CFA, a Managing Director of the Adviser, has been a portfolio manager of the Predecessor Fund since April 2007 and of the Maryland Fund since inception.
Ms. Lauren K. Webb, CFA, a Vice President and Portfolio Manager of the Adviser, has been a portfolio manager of the Maryland Fund since September 1, 2020.
Purchase and Sale of Maryland Fund Shares
You may purchase, redeem or exchange shares of the Maryland Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The Maryland Fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I
General	1,000/50	1,000/50	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None
*    Available to investors investing directly with the Fund.

Your Financial Intermediary may impose different investment minimums. Please contact them for additional details.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Financial Intermediary, or, if you hold your shares or plan to purchase shares through the Maryland Fund, you should contact the Maryland Fund by phone at 1‑844‑828‑1919 or by mail at 1919 Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
Tax Information
The Maryland Fund intends to distribute income that is dividend income exempt from regular federal income tax and Maryland state personal income tax. A portion of the Maryland Fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax which is only applicable to non-corporate taxpayers. Some distributions may be treated as a return of capital for tax purposes. The Maryland Fund may not be a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA you will generally not be subject to federal taxation on Maryland Fund distributions until you begin receiving distributions from your tax-deferred arrangement.